CONSENT OF INDEPENDENT AUDITOR


We consent to the use of our audit report dated October 12, 1998 in the Form 10-KSB of Atlanta Technology Group, Inc., a
Delaware corporation for the year ended December 31, 1997.


                         METCALF RICE FRICKE & DAVIS
                         Certified Public Accountants






Atlanta, Georgia
October 12, 1998